Execution Version

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED GATHERING AGREEMENT
This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED GATHERING AGREEMENT (as the same may be amended from time to time in accordance herewith, this “Amendment”) is made and effective on and as of this 2nd day of May, 2018 (the “Execution Date”), by and between CNX Gas Company LLC, a Virginia limited liability company (“Shipper”), and Gatherer (as defined in the Original Agreement). Shipper and Gatherer are sometimes together referred to in this Amendment as the “Parties” and individually as a “Party.”
RECITALS:
A.Shipper and Gatherer entered into that certain Second Amended and Restated Gathering Agreement dated January 3, 2018 (the “Original Execution Date”, and such agreement, as amended by that certain First Amendment dated as of March 16, 2018, the “Original Agreement”).
B.Shipper and Gatherer have agreed to further amend the Original Agreement in order to reflect certain agreed revisions.
C.The Parties now desire to amend the Original Agreement in accordance with the terms and conditions of this Amendment.
AGREEMENTS:
NOW, THEREFORE, in consideration of the mutual agreements, covenants, and conditions in this Amendment contained, Gatherer and Shipper hereby agree as follows:

1.
Certain Defined Terms. Section 1.1 of the Original Agreement is hereby amended to add the following defined terms, which shall be inserted in alphabetic order into the current definitions in Section 1.1 of the Original Agreement:

“BBtu” means one billion Btus.
“Majorsville/Mamont Credit” means $0.20/MMbtu, which amount is not subject to adjustment pursuant to Section 5.2.
“Majorsville/Mamont Development Costs” means, as of any time, the aggregate Capital Expenses incurred by Gatherer and its Affiliates either before or after the Execution Date in connection with the design, construction, installation, inspection, maintenance or monitoring of the Majorsville System and/or the Mamont System as of such time.
“Majorsville/Mamont Excess Well” means any Planned Well drilled and completed in the Majorsville/Mamont Minimum Well Area after Shipper has drilled and completed 40 Planned Wells in the Majorsville/Mamont Minimum Well Area that count towards the Majorsville/Mamont Minimum Well Requirement in the aggregate after July 1, 2018.

US-DOCS\100242552.6

“Majorsville/Mamont Minimum Well Area” means the area described on the map on Exhibit B-18.
“Majorsville/Mamont Minimum Well Deficiency Obligation” has the meaning given to it in Section 3.2(h)(i).
“Majorsville/Mamont Minimum Well Period” has the meaning given to it in Section 3.2(h)(i).
“Majorsville/Mamont Minimum Well Requirement” has the meaning given to it in Section 3.2(h)(i).
“Majorsville/Mamont Surcharge” means $0.20/MMbtu, which amount is not subject to adjustment pursuant to Section 5.2.
“Utica Option Planned Well” has the meaning given to it in Section 3.1(i).

2.	Utica Option Area Planned Wells. The following text shall be added as a new Section 3.1(i) immediately after Section 3.1(h) of the Original Agreement:
(i)    Notwithstanding anything to the contrary herein, each Development Report shall (a) identify each Planned Well to be located in the area identified on Exhibit B-1(b) as the “Option Area – Utica Formation” in either the Majorsville Area or the Mamont Area, and in either case, that is to be drilled and completed in the Utica Formation (a “Utica Option Planned Well”), and (b) provide all of the information that would be included with respect to such Utica Option Planned Well if such Utica Option Planned Well were included on Exhibit M. Within 45 days after its receipt of a Development Report identifying a new Utica Option Planned Well, Gatherer shall have the right but not the obligation to notify Shipper in writing that it elects not to provide Gathering Services for such Utica Option Planned Well. Gatherer’s failure to affirmatively notify Shipper in writing prior to the expiration of such period that it will not provide Gathering Services for such Utica Option Planned Well shall be deemed an election to provide Gathering Services for such Utica Option Planned Well. If Gatherer elects or is deemed to have elected to provide Gathering Services for such Utica Option Planned Well, such Utica Option Planned Well shall be deemed to be included on Exhibit M, provided that in no event shall the Target On-Line Date for such Utica Option Planned Well be earlier than the two year anniversary of the election of Gatherer to provide Gathering Services for such Utica Option Planned Well. Notwithstanding anything to the contrary herein, if Gatherer elects not to provide Gathering Services for any Utica Option Planned Well pursuant to this Section 3.2(i), such Utica Option Planned Well, the Dedicated Production from such Utica Option Planned Well, and the Dedicated Properties in the Drilling Unit applicable to such Utica Option Planned Well (but only as to the Utica Formation) shall be permanently released from dedication under this Agreement.

3.	Change to Minimum Well Commitment.

(A)    The caption of “Minimum Well Requirement” in Section 3.2(g) of the Original Agreement shall be replaced in its entirety with “Minimum Well Requirement (McQuay Area)”.
(B)    The phrase that states “for each such Planned Well which Shipper fails to drill and complete during such Year (the “Minimum Well Deficiency Obligation”)” immediately after the phrase “(the “Individual Well Deficiency Amount)” in the first sentence of 3.2(g)(i) shall be replaced in its entirety with the following:
for each such Planned Well which Shipper fails to drill and complete during such period (the “Minimum Well Deficiency Obligation”)”
(C)    The following text shall be inserted as a new Section 3.2(h) immediately after Section 3.2(g) of the Original Agreement:
(h)    Minimum Well Requirement (Majorsville/Mamont Minimum Well Area).
(i)    In the event Shipper fails for any reason to drill and complete at least the following number of Planned Wells that are also Operated Wells and are not otherwise subject to a Conflicting Dedication in the Majorsville/Mamont Minimum Well Area during each period set forth in the table below (such minimum number of Planned Wells, herein the “Majorsville/Mamont Minimum Well Requirement” and each such period, a “Majorsville/Mamont Minimum Well Period”), then, for the Planned Wells which Shipper fails to drill and complete during such Majorsville/Mamont Minimum Well Period (the “Majorsville/Mamont Minimum Well Deficiency Obligation”), from and after the first Day after the expiration of such Majorsville/Mamont Minimum Well Period, Shipper shall pay to Gatherer the Majorsville/Mamont Surcharge on all quantities of Dedicated Gas receiving Gathering Services hereunder until such time as Gatherer has received Majorsville/Mamont Surcharges totaling $2,800,000 per Well included in the Majorsville/Mamont Minimum Well Deficiency Obligation. Notwithstanding anything to the contrary herein, in no event shall Shipper be obligated to pay Majorsville/Mamont Surcharges on any Day on quantities of Dedicated Gas in excess of the quantities identified on Exhibit T attached hereto for the relevant number of Wells included in the Majorsville/Mamont Minimum Well Deficiency Obligation for which Majorsville/Mamont Surcharges are owed as of such time. For the avoidance of doubt, any Majorsville/Mamont Surcharges paid by Shipper to Gatherer pursuant to this Section 3.2(h) shall, to the maximum extent possible, be made as cost reimbursements (within the meaning of Treasury Regulations Section 1.7704-4(c)(10)(i)) of Majorsville/Mamont Development Costs.

Majorsville/Mamont Minimum Well Period	7/1/2018 to 12/31/2020	1/1/2021 to 12/31/2023
Majorsville/Mamont Minimum Well Requirement	15	25

(ii)    In determining whether a Planned Well has been drilled and completed such that it will be applied towards the Majorsville/Mamont Minimum Well Requirement for a specific Majorsville/Mamont Minimum Well Period, (A) such Planned Well must be drilled and completed, (B) all Shipper’s Facilities connecting such Planned Well to the Receipt Point to be located on or near the Well Pad on which such Planned Well is to be located must be completed such that Shipper’s Facilities are ready to be connected to such Receipt Point(s), (C) no more than five Planned Wells that are drilled and completed in the Utica Formation may be counted towards the Majorsville/Mamont Minimum Well Requirement in the aggregate for both Majorsville/Mamont Minimum Well Periods, and (D) no Planned Well identified on Exhibit M as of the Execution Date that is to receive Gathering Services on either of the McQuay System or the Mamont System may be counted towards any Majorsville/Mamont Minimum Well Requirement. For purposes of this Section 3.2(h), such Planned Well will be deemed to have been “drilled and completed” in the Majorsville/Mamont Minimum Well Period in which the later of (A) and (B) in the immediately preceding sentence occurs with respect to such Planned Well. If during the first Majorsville/Mamont Minimum Well Period, Shipper drills and completes more than 15 Planned Wells in the Majorsville/Mamont Mininum Well Area, all such Planned Wells in excess of such Majorsville/Mamont Minimum Well Requirement will be applied against the second Majorsville/Mamont Minimum Well Period’s Majorsville/Mamont Minimum Well Requirement. If Shipper pays Majorsville/Mamont Surcharges for a Majorsville/Mamont Minimum Well Deficiency Obligation for either Majorsville/Mamont Minimum Well Period, for each Majorsville/Mamont Excess Well drilled and completed prior to December 31, 2024, Shipper shall be entitled to a refund of all Majorsville/Mamont Surcharges paid with respect to one Well included in the Majorsville/Mamont Minimum Well Deficiency Obligation. Such refund shall be applied as a credit in the amount of the Majorsville/Mamont Credit on all Gathering Fees payable with respect to quantities of Dedicated Gas receiving Gathering Services hereunder from and after the first Day of the first Month after such Planned Well satisfies the requirements of the first two sentences of this Section 3.2(h)(ii) until the full amount of Majorsville/Mamont Surcharges paid in respect of the applicable Well included in the Majorsville/Mamont Minimum Well Deficiency Obligations has been so credited, provided that in no event shall Shipper be entitled to Majorsville/Mamont Credits on any Day on quantities of Dedicated Gas in excess of the quantities identified on Exhibit T attached hereto for the relevant number of Majorsville/Mamont Excess Wells then creating Majorsville/Mamont Credits.
(iii)    If any of Shipper’s activities required to drill and complete a Planned Well in the Majorsville/Mamont Minimum Well Area are delayed by Force Majeure during any Majorsville/Mamont Minimum Well Period, with respect to such Planned Well only, such Majorsville/Mamont Minimum Well Period will be extended by one Day for each Day of delay in drilling and completing such Planned Well that is attributable to Force Majeure, for purposes of determining any Majorsville/Mamont Minimum Well Deficiency Obligation for such Planned Well for such Majorsville/Mamont Minimum Well Period. As an example only, if, in the first Majorsville/Mamont Minimum Well Period, the Majorsville/Mamont Minimum Well Requirement is 15 Planned Wells, Shipper drills and completes ten Planned Wells in the Majorsville/Mamont Minimum Well Area, and drilling and completion of one

Planned Well in the Majorsville/Mamont Minimum Well Area is delayed 31 Days by Force Majeure, Shipper would owe Gatherer Majorsville/Mamont Surcharges for four Planned Wells, the first Majorsville/Mamont Minimum Well Period would be extended by 31 Days with respect to one Planned Well delayed by Force Majeure, and Shipper would only owe Gatherer Majorsville/Mamont Surcharges for such delayed Planned Well if Shipper fails to drill and complete such Planned Well prior to expiration of such 31-Day extension; but, if Shipper drills and completes such delayed Planned Well prior to expiration of such 31-Day extension, such delayed Planned Well will count towards the Majorsville/Mamont Minimum Well Requirement with respect to the first Majorsville/Mamont Minimum Well Period, even if drilled and completed during January of 2021.

4.	Change to Priority of Service. Section 4.1(c) of the Original Agreement shall be replaced in its entirety with the following:
(c)    For the avoidance of doubt and notwithstanding Section 4.1(a) or anything contained herein to the contrary, all Gas Tendered by Shipper to any applicable Individual System that was produced from the Utica Formation shall be entitled to Priority One Service.

5.	Replacement of Exhibit B-1(a) (Dedication Area (Marcellus)). Exhibit B-1(a) to the Original Agreement shall be replaced in its entirety with Exhibit B-1(a) attached hereto.

6.	Replacement of Exhibit B-1(b) (Dedication Area (Utica)). Exhibit B-1(b) to the Original Agreement shall be replaced in its entirety with Exhibit B-1(b) attached hereto.

7.	Replacement of Exhibit B-3(b) (ACAA Fees). Exhibit B-3(b) to the Original Agreement shall be replaced in its entirety with Exhibit B-3(b) attached hereto.

8.	Replacement of Exhibit B-4 (Big Run Fees). Exhibit B-4 to the Original Agreement shall be replaced in its entirety with Exhibit B-4 attached hereto.

9.	Replacement of Exhibit B-5(b) (Crawford Fees). Exhibit B-5(b) to the Original Agreement shall be replaced in its entirety with Exhibit B-5(b) attached hereto.

10.	Replacement of Exhibit B-6(b) (Fallowfield Fees). Exhibit B-6(b) to the Original Agreement shall be replaced in its entirety with Exhibit B-6(b) attached hereto.

11.	Replacement of Exhibit B-7(b) (Majorsville Fees). Exhibit B-7(b) to the Original Agreement shall be replaced in its entirety with Exhibit B-7(b) attached hereto.

12.	Replacement of Exhibit B-8(b) (Mamont Fees). Exhibit B-8(b) to the Original Agreement shall be replaced in its entirety with Exhibit B-8(b) attached hereto.

13.	Replacement of Exhibit B-9 (Marchand Fees). Exhibit B-9 to the Original Agreement shall be replaced in its entirety with Exhibit B-9 attached hereto.

14.	Replacement of Exhibit B-10(b) (Marshall Fees). Exhibit B-10(b) to the Original Agreement shall be replaced in its entirety with Exhibit B-10(b) attached hereto.

15.	Replacement of Exhibit B-11(b) (McQuay Fees). Exhibit B-11(b) to the Original Agreement shall be replaced in its entirety with Exhibit B-11(b) attached hereto.

16.	Insertion of New Exhibit B-18 (Majorsville/Mamont Minimum Well Area). A new Exhibit B-18 shall be inserted into the Original Agreement immediately after Exhibit B-17 with Exhibit B-18 attached hereto.

17.	Replacement of Exhibit J-2 (Legacy Wells). Exhibit J-2 to the Original Agreement shall be replaced in its entirety with Exhibit J-2 attached hereto.

18.	Replacement of Exhibit P (Compression Curves for Certain Systems). Exhibit P to the Original Agreement shall be replaced in its entirety with Exhibit P attached hereto.

19.	Insertion of New Exhibit T (Majorsville/Mamont Surcharge Limitations). A new Exhibit T shall be inserted into the Original Agreement immediately after Exhibit S with Exhibit T attached hereto.

20.	Original Agreement. Except as modified herein, the Original Agreement remains in full force and effect in accordance with its terms.

21.
Incorporation of Certain Terms. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Original Agreement. Sections 10.1 and 16.7 of the Original Agreement are incorporated by reference herein, mutatis mutandis.

[signature page follows]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment to be effective as of the Execution Date.
“Gatherer”

CNX MIDSTREAM DEVCO I LP

By: CNX Midstream DevCo I GP LLC, its general partner

By: /S/ Donald W. Rush
Name: Donald W. Rush
Title: Chief Financial Officer

CNX MIDSTREAM DEVCO II LP

By: CNX Midstream DevCo II GP LLC, its general partner

By: /S/ Donald W. Rush
Name: Donald W. Rush
Title: Chief Financial Officer

CNX MIDSTREAM DEVCO III LP

By: CNX Midstream DevCo III GP LLC, its general partner

By: /S/ Donald W. Rush
Name: Donald W. Rush
Title: Chief Financial Officer

CNX MIDSTREAM OPERATING COMPANY, LLC

By: /S/ Donald W. Rush
Name: Donald W. Rush
Title: Chief Financial Officer

Signature Page to Second Amendment to

    Second Amended and Restated Gathering Agreement

“Shipper”

CNX GAS COMPANY LLC

By: /S/ Donald W. Rush
Name: Donald W. Rush
Title: Senior Vice President and Chief Financial Officer

EXHIBIT A.

Signature Page to Second Amendment to

    Second Amended and Restated Gathering Agreement

ATTACHED TO AND MADE PART OF THAT CERTAIN SECOND AMENDMENT TO SECOND AMENDED AND RESTATED GATHERING AGREEMENT BY AND BETWEEN CNX GAS COMPANY, LLC, AS SHIPPER, AND CNX MIDSTREAM DEV CO I, LP, CNX MIDSTREAM DEV CO II, LP, CNX MIDSTREAM DEV CO III, LP, AND CNX MIDSTREAM OPERATING COMPANY, LLC, COLLECTIVELY, AS GATHERER
EXHIBIT B-1(a)
DEDICATION AREA (MARCELLUS)
EXHIBIT B.    See attached.

Exhibit B-1(a)

ATTACHED TO AND MADE PART OF THAT CERTAIN SECOND AMENDMENT TO SECOND AMENDED AND RESTATED GATHERING AGREEMENT BY AND BETWEEN CNX GAS COMPANY, LLC, AS SHIPPER, AND CNX MIDSTREAM DEV CO I, LP, CNX MIDSTREAM DEV CO II, LP, CNX MIDSTREAM DEV CO III, LP, AND CNX MIDSTREAM OPERATING COMPANY, LLC, COLLECTIVELY, AS GATHERER
EXHIBIT B-1(b)
DEDICATION AREA (UTICA)
EXHIBIT C.    See attached.

Exhibit B-1(b)

ATTACHED TO AND MADE PART OF THAT CERTAIN SECOND AMENDMENT TO SECOND AMENDED AND RESTATED GATHERING AGREEMENT BY AND BETWEEN CNX GAS COMPANY, LLC, AS SHIPPER, AND CNX MIDSTREAM DEV CO I, LP, CNX MIDSTREAM DEV CO II, LP, CNX MIDSTREAM DEV CO III, LP, AND CNX MIDSTREAM OPERATING COMPANY, LLC, COLLECTIVELY, AS GATHERER
EXHIBIT B-3(b)
ACAA FEES
EXHIBIT D.    See attached.

Exhibit B-3(b)

ATTACHED TO AND MADE PART OF THAT CERTAIN SECOND AMENDMENT TO SECOND AMENDED AND RESTATED GATHERING AGREEMENT BY AND BETWEEN CNX GAS COMPANY, LLC, AS SHIPPER, AND CNX MIDSTREAM DEV CO I, LP, CNX MIDSTREAM DEV CO II, LP, CNX MIDSTREAM DEV CO III, LP, AND CNX MIDSTREAM OPERATING COMPANY, LLC, COLLECTIVELY, AS GATHERER
EXHIBIT B-4
BIG RUN FEES
EXHIBIT E.    See attached.

Exhibit B-4

ATTACHED TO AND MADE PART OF THAT CERTAIN SECOND AMENDMENT TO SECOND AMENDED AND RESTATED GATHERING AGREEMENT BY AND BETWEEN CNX GAS COMPANY, LLC, AS SHIPPER, AND CNX MIDSTREAM DEV CO I, LP, CNX MIDSTREAM DEV CO II, LP, CNX MIDSTREAM DEV CO III, LP, AND CNX MIDSTREAM OPERATING COMPANY, LLC, COLLECTIVELY, AS GATHERER
EXHIBIT B-5(b)
CRAWFORD FEES
EXHIBIT F.    See attached.

Exhibit B-5(B)

ATTACHED TO AND MADE PART OF THAT CERTAIN SECOND AMENDMENT TO SECOND AMENDED AND RESTATED GATHERING AGREEMENT BY AND BETWEEN CNX GAS COMPANY, LLC, AS SHIPPER, AND CNX MIDSTREAM DEV CO I, LP, CNX MIDSTREAM DEV CO II, LP, CNX MIDSTREAM DEV CO III, LP, AND CNX MIDSTREAM OPERATING COMPANY, LLC, COLLECTIVELY, AS GATHERER
EXHIBIT B-6(b)
FALLOWFIELD FEES
EXHIBIT G.    See attached.

Exhibit B-6(b)

ATTACHED TO AND MADE PART OF THAT CERTAIN SECOND AMENDMENT TO SECOND AMENDED AND RESTATED GATHERING AGREEMENT BY AND BETWEEN CNX GAS COMPANY, LLC, AS SHIPPER, AND CNX MIDSTREAM DEV CO I, LP, CNX MIDSTREAM DEV CO II, LP, CNX MIDSTREAM DEV CO III, LP, AND CNX MIDSTREAM OPERATING COMPANY, LLC, COLLECTIVELY, AS GATHERER
EXHIBIT B-7(b)
MAJORSVILLE FEES
EXHIBIT H.    See attached.

Exhibit B-7(b)

ATTACHED TO AND MADE PART OF THAT CERTAIN SECOND AMENDMENT TO SECOND AMENDED AND RESTATED GATHERING AGREEMENT BY AND BETWEEN CNX GAS COMPANY, LLC, AS SHIPPER, AND CNX MIDSTREAM DEV CO I, LP, CNX MIDSTREAM DEV CO II, LP, CNX MIDSTREAM DEV CO III, LP, AND CNX MIDSTREAM OPERATING COMPANY, LLC, COLLECTIVELY, AS GATHERER
EXHIBIT B-8(b)
MAMONT FEES
EXHIBIT I.    See attached.

Exhibit B-8(b)

ATTACHED TO AND MADE PART OF THAT CERTAIN SECOND AMENDMENT TO SECOND AMENDED AND RESTATED GATHERING AGREEMENT BY AND BETWEEN CNX GAS COMPANY, LLC, AS SHIPPER, AND CNX MIDSTREAM DEV CO I, LP, CNX MIDSTREAM DEV CO II, LP, CNX MIDSTREAM DEV CO III, LP, AND CNX MIDSTREAM OPERATING COMPANY, LLC, COLLECTIVELY, AS GATHERER
EXHIBIT B-9
MARCHAND FEES
EXHIBIT J.    See attached.

Exhibit B-9

ATTACHED TO AND MADE PART OF THAT CERTAIN SECOND AMENDMENT TO SECOND AMENDED AND RESTATED GATHERING AGREEMENT BY AND BETWEEN CNX GAS COMPANY, LLC, AS SHIPPER, AND CNX MIDSTREAM DEV CO I, LP, CNX MIDSTREAM DEV CO II, LP, CNX MIDSTREAM DEV CO III, LP, AND CNX MIDSTREAM OPERATING COMPANY, LLC, COLLECTIVELY, AS GATHERER
EXHIBIT B-10(b)
MARSHALL FEES
EXHIBIT K.    See attached.

Exhibit B-10(b)

ATTACHED TO AND MADE PART OF THAT CERTAIN SECOND AMENDMENT TO SECOND AMENDED AND RESTATED GATHERING AGREEMENT BY AND BETWEEN CNX GAS COMPANY, LLC, AS SHIPPER, AND CNX MIDSTREAM DEV CO I, LP, CNX MIDSTREAM DEV CO II, LP, CNX MIDSTREAM DEV CO III, LP, AND CNX MIDSTREAM OPERATING COMPANY, LLC, COLLECTIVELY, AS GATHERER
EXHIBIT B-11(b)
MCQUAY FEES
EXHIBIT L.    See attached.

Exhibit B-11(b)

ATTACHED TO AND MADE PART OF THAT CERTAIN SECOND AMENDMENT TO SECOND AMENDED AND RESTATED GATHERING AGREEMENT BY AND BETWEEN CNX GAS COMPANY, LLC, AS SHIPPER, AND CNX MIDSTREAM DEV CO I, LP, CNX MIDSTREAM DEV CO II, LP, CNX MIDSTREAM DEV CO III, LP, AND CNX MIDSTREAM OPERATING COMPANY, LLC, COLLECTIVELY, AS GATHERER
EXHIBIT B-18
MAJORSVILLE/MAMONT MINIMUM WELL AREA
See attached.
EXHIBIT M.

Exhibit B-18

ATTACHED TO AND MADE PART OF THAT CERTAIN FIRST AMENDMENT TO SECOND AMENDED AND RESTATED GATHERING AGREEMENT BY AND BETWEEN CNX GAS COMPANY, LLC, AS SHIPPER, AND CNX MIDSTREAM DEV CO I, LP, CNX MIDSTREAM DEV CO II, LP, CNX MIDSTREAM DEV CO III, LP, AND CNX MIDSTREAM OPERATING COMPANY, LLC, COLLECTIVELY, AS GATHERER
EXHIBIT J-2
LEGACY WELLS
See attached.

ATTACHED TO AND MADE PART OF THAT CERTAIN SECOND AMENDMENT TO SECOND AMENDED AND RESTATED GATHERING AGREEMENT BY AND BETWEEN CNX GAS COMPANY, LLC, AS SHIPPER, AND CNX MIDSTREAM DEV CO I, LP, CNX MIDSTREAM DEV CO II, LP, CNX MIDSTREAM DEV CO III, LP, AND CNX MIDSTREAM OPERATING COMPANY, LLC, COLLECTIVELY, AS GATHERER
EXHIBIT P
COMPRESSION CURVES FOR CERTAIN SYSTEMS

See attached.

ATTACHED TO AND MADE PART OF THAT CERTAIN SECOND AMENDMENT TO SECOND AMENDED AND RESTATED GATHERING AGREEMENT BY AND BETWEEN CNX GAS COMPANY, LLC, AS SHIPPER, AND CNX MIDSTREAM DEV CO I, LP, CNX MIDSTREAM DEV CO II, LP, CNX MIDSTREAM DEV CO III, LP, AND CNX MIDSTREAM OPERATING COMPANY, LLC, COLLECTIVELY, AS GATHERER
EXHIBIT T
MAJORSVILLE/MAMONT SURCHARGE/CREDIT LIMITATIONS

Number of Wells included in Majorsville/Mamont Minimum Deficiency Obligation / receiving Majorsville/Mamont Credits	Maximum Daily Quantity of Dedicated Gas Subject to Majorsville/Mamont Surcharge / Majorsville/Mamont Credit (In BBtu/Day)
1	38
2	77
3	115
4	153
5	192
6	230
7	268
8	307
9	345
10	384
11	422
12	460
13	499
14	537
15	575
16	614
17	652
18	690
19	729
20	767
21	805
22	844
23	882
24	921
25	959

Exhibit J-2